Exhibit 99.35

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   AUGUST 1998
                   Home Equity Loan Pass-Through Certificates,
                                 Series 1998-HE2

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.  Mortgage Loan Information:

         (1) Aggregate Monthly Payments Due:                      $1,745,230.76
                                                           --------------------

         (2) Aggregate Monthly Payments
              received and Monthly Advances
              made this Month:
             (a) Principal                                          $339,365.71
                                                           --------------------
             (b) Interest                                         $1,515,502.88
                                                           --------------------
             (c) Total                                            $1,854,868.59
                                                           --------------------

          (3)   Aggregate  Principal  Prepayments  in  part  received  on  Self-
                Amortizing   Mortgage   Loans  and  applied  in  the  applicable
                Prepayment Period:

                (a) Principal                                        $47,104.73
                                                           --------------------
                (c) Total                                            $47,104.73
                                                           --------------------

          (4) Aggregate Principal Prepayments
                in full received in
                the applicable Prepayment
                period:

               (a) Principal                                      $1,214,935.32
                                                           --------------------
               (b) Interest                                          $13,949.92
                                                           --------------------
               (c) Total                                          $1,228,885.24
                                                           --------------------

          (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:

              (a) Principal                                               $0.00
                                                            -------------------
              (b) Interest                                                $0.00
                                                            -------------------
              (c) Total                                                   $0.00
                                                            -------------------

          (6)    Aggregate Liquidation Proceeds for prior month:

                (a) Principal                                             $0.00
                                                            -------------------
                (b) Interest                                              $0.00
                                                            -------------------
                (c) Total                                                 $0.00
                                                            -------------------

          (7) Aggregate Purchase Prices for
                Defaulted Mortgage Loans:

               (a) Principal                                              $0.00
                                                            -------------------
               (b) Interest                                               $0.00
                                                            -------------------
               (c) Total                                                  $0.00
                                                            -------------------

        (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:

               (a) Principal                                              $0.00
                                                            -------------------
               (b) Interest                                               $0.00
                                                            -------------------
               (c) Total                                                  $0.00
                                                            -------------------

          (9) Aggregate Purchase Prices for
                for Document Deficiencies per Sec. 2.02

              (a) Principal                                               $0.00
                                                            -------------------
              (b) Interest                                                $0.00
                                                            -------------------
              (c) Total                                                   $0.00
                                                            -------------------

          (10) Pool Principal Balance                           $193,103,864.02
                                                            -------------------

          (11) Available Funds:                                   $3,046,712.72
                                                            -------------------

          (12) Realized Losses for
                 prior month:                                             $0.00
                                                            -------------------


          (13) Aggregate Realized
                 Losses:                                                  $0.00
                                                            -------------------
                       (a) Deficient Valuations                           $0.00
                                                            -------------------
                       (b) Special Hazard Losses                          $0.00
                                                            -------------------
                       (c) Fraud Losses                                   $0.00
                                                            -------------------
                       (d) Excess Bankruptcy Losses                       $0.00
                                                            -------------------
                       (e) Excess Special Hazard Losses                   $0.00
                                                            -------------------
                       (f ) Excess Fraud Losses                           $0.00
                                                            -------------------

          (14) Compensating Interest
                 Payment:                                             $1,111.82
                                                            -------------------

          (15) Net Simple Interest
                 Shortfall:                                               $0.00
                                                            -------------------

          (16) Net Simple Interest
                 Excess:                                                  $0.00
                                                            -------------------

          (17) Simple Interest Shortfall
                 Payment:                                                 $0.00
                                                            -------------------

          (18) Unpaid Net Simple Interest
                 Shortfall:

                Class A1                                                  $0.00
                                                            -------------------
                Class A2                                                  $0.00
                                                            -------------------
                Class A3                                                  $0.00
                                                            -------------------
                Class A4                                                  $0.00
                                                            -------------------
                Class A5                                                  $0.00
                                                            -------------------
                Class A6                                                  $0.00
                                                            -------------------
                Class A7                                                  $0.00
                                                            -------------------
                 Class S                                                  $0.00
                                                            -------------------
                 Class M                                                  $0.00
                                                            -------------------
                Class B1                                                  $0.00
                                                            -------------------
                Class B2                                                  $0.00
                                                            -------------------
                Class B3                                                  $0.00
                                                            -------------------
                Class B4                                                  $0.00
                                                            -------------------
                Class B5                                                  $0.00
                                                            -------------------

          (19) Class Certificate Interest
                 Rate:
                 Class M                                                 6.660%
                                                            ---------------
                Class B1                                                 6.905%
                                                            ---------------
                Class B2                                                 7.495%
                                                            ---------------
                Class B3                                                 8.982%
                                                            ---------------
                Class B4                                                 8.982%
                                                            ---------------
                Class B5                                                 8.982%
                                                            ---------------
                 Class S                                                 2.57%
                                                            ---------------

          (20) Accrued Certificate Interest
                 and Pay-out Rate:

                Class A1                         $308,697.52          6.365%
                                         -------------------------------
                Class A2                         $109,381.25          6.105%
                                         -------------------------------
                Class A3                         $142,140.00          6.180%
                                         -------------------------------
                Class A4                          $70,070.83          6.275%
                                         -------------------------------
                Class A5                          $79,463.75          6.315%
                                         -------------------------------
                Class A6                         $130,009.43          6.645%
                                         -------------------------------
                Class A7                          $92,189.17          6.215%
                                         -------------------------------
                 Class S                         $412,763.24          2.57%
                                         -------------------------------
                 Class M                          $26,948.42          6.660%
                                         -------------------------------
                Class B1                          $25,146.37          6.905%
                                         -------------------------------
                Class B2                          $12,134.58          7.495%
                                         -------------------------------
                Class B3                          $14,541.31          8.982%
                                         -------------------------------
                Class B4                          $10,907.85          8.982%
                                         -------------------------------
                Class B5                          $10,913.23          8.982%
                                         -------------------------------
                  Total                        $1,445,306.95

          (21) Principal distributable:

                Class A1                       $1,573,239.84
                                         -----------------
                Class A2                               $0.00
                                         -----------------
                Class A3                               $0.00
                                         -----------------
                Class A4                               $0.00
                                         -----------------
                Class A5                               $0.00
                                         -----------------
                Class A6                               $0.00
                                         -----------------
                Class A7                               $0.00
                                         -----------------
                 Class M                           $8,533.31
                                         -----------------
                Class B1                           $7,680.15
                                         -----------------
                Class B2                           $3,414.38
                                         -----------------
                Class B3                           $3,414.38
                                         -----------------
                Class B4                           $2,561.22
                                         -----------------
                Class B5                           $2,562.48
                                         -----------------
                Class R1                               $0.00
                                         -----------------
                Class R2                               $0.00
                                         -----------------
                  Total                        $1,601,405.76

          (22) Additional distributions to
                 the Class R1 Certificate
                 pursuant to Section 2.05 (d) :                        $0.00
                                                           ---------------

          (23) Additional distributions to
                 the Class R2 Certificate
                 pursuant to Section 4.01 (b) :                        $0.00
                                                           ---------------

    B. Other Amounts:

          1)  Senior Percentage for such
               Distribution Date                                      91.700423%
                                                           --------------

          2)  Senior Prepayment Percentage
               for such Distribution Date                            100.00%
                                                           --------------

          3)  Junior Percentage for such
               Distribution Date                                       8.299577%
                                                           --------------

          4)  Junior Prepayment Percentage
                                                           --------------
               for such Distribution Date                              0.00%
                                                           --------------

          5)  Subordinate Certfificate Writedown Amount
               for such Distribution Date                             $0.00
                                                           --------------

          6)  Prepayment Distribution Triggers satisfied:
                        Yes                  No
              Class B1   X
                         -----------------------------------
              Class B2   X
                         -----------------------------------
              Class B3   X
                         -----------------------------------
              Class B4   X
                         -----------------------------------
              Class B5   X
                         -----------------------------------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

GE CAPITAL MORTGAGE SERVICES, INC.

By:
------------------------------------------
Name:   Tim Neer
Title:  Vice President of Investor Operations